UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2022

THE BOEING COMPANY
(Exact name of registrant as specified in its charter)

1-442
Commission file number

Delaware			91-0425694
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

100 N. Riverside Plaza,	Chicago,	IL	60606-1596
(Address of principal executive offices)			(Zip Code)

(312)	544-2000
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 29, 2022. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

1. Election of Directors

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Robert A. Bradway	303,032,790	20,970,670	5,176,255	119,181,248
David L. Calhoun	304,016,915	20,969,790	4,193,010	119,181,248
Lynne M. Doughtie	308,708,756	15,476,212	4,994,747	119,181,248
Lynn J. Good	302,725,292	21,487,910	4,966,513	119,181,248
Stayce D. Harris	309,875,219	14,504,603	4,799,893	119,181,248
Akhil Johri	306,641,132	17,441,879	5,096,704	119,181,248
David L. Joyce	309,823,105	14,238,155	5,118,455	119,181,248
Lawrence W. Kellner	276,726,379	47,596,064	4,857,272	119,181,248
Steven M. Mollenkopf	303,809,669	20,262,988	5,107,058	119,181,248
John M. Richardson	310,503,146	13,636,368	5,040,201	119,181,248
Ronald A. Williams	292,910,375	31,025,631	5,243,709	119,181,248

2. Approve, on an Advisory Basis, Named Executive Officer Compensation:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
271,059,627	51,703,781	6,416,307	119,181,248

3. Approve The Boeing Company Global Stock Purchase Plan:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
312,925,677	12,396,982	3,857,056	119,181,248

4. Ratify the Appointment of Deloitte & Touche LLP as Independent Auditor for 2022:
FOR	AGAINST	ABSTAIN
426,769,918	17,446,254	4,144,791

5. Shareholder Proposal - Additional Report on Lobbying Activities:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
131,306,790	192,540,224	5,332,701	119,181,248

6. Shareholder Proposal - Additional Report on Charitable Contributions:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,307,484	294,741,173	5,131,058	119,181,248

7. Shareholder Proposal - Reduce Threshold to Call Special Meetings from 25% to 10%:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
111,375,951	212,781,468	5,022,296	119,181,248

8. Shareholder Proposal - Report on Net Zero Indicator:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
293,278,095	27,718,491	8,183,129	119,181,248

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ John C. Demers
John C. Demers
Vice President, Assistant General Counsel & Corporate Secretary

Dated: April 29, 2022